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                                              CHASE MANHATTAN RV OWNER TRUST 1997-A

                                                    MONTHLY SERVICER'S REPORT



                                                                                            Settlement Date         8/31/98
                                                                                            Determination Date      9/10/98
                                                                                            Distribution Date       9/15/98



I.       All Payments on the Contracts                                                                              23,694,343.79
II.      All Liquidation Proceeds on the Contracts with respect to Principal                                           498,989.06
III.     Repurchased Contracts                                                                                               0.00
IV.     Investment Earnings on Collection Account                                                                            0.00
V.      Servicer Monthly Advances                                                                                      453,239.10
VI.     Distribution from the Reserve Account                                                                                0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                            157,201.85
VIII.   Transfers to the Pay-Ahead Account                                                                            (179,495.20)

IX.     Less:  Investment Earnings distributions                                                                             0.00
          (a)  To Sellers with respect to the Collection Account                                                             0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                       $24,624,278.60
                                                                                                               ===================



DISTRIBUTION AMOUNTS                                                        Cost per $1000
-------------------------------                                             ----------------

1.     (a)  Class A-1 Note Interest Distribution                                                          0.00
       (b)  Class A-1 Note Principal Distribution                                                         0.00
             Aggregate Class A-1 Note Distribution                            0.00000000                                     0.00

2.     (a)  Class A-2 Note Interest Distribution                                                          0.00
       (b)  Class A-2 Note Principal Distribution                                                         0.00
            Aggregate Class A-2 Note Distribution                             0.00000000                                     0.00

3.     (a)  Class A-3 Note Interest Distribution                                                    273,033.40
       (b)  Class A-3 Note Principal Distribution                                                19,466,288.54
            Aggregate Class A-3 Note Distribution                           174.68426498                           19,739,321.94

4.     (a)  Class A-4 Note Interest Distribution                                                    366,216.67
       (b)  Class A-4 Note Principal Distribution                                                         0.00
           Aggregate Class A-4 Note Distribution                              5.01666667                               366,216.67

5.     (a)  Class A-5 Note Interest Distribution                                                    665,500.00
       (b)  Class A-5 Note Principal Distribution                                                         0.00
            Aggregate Class A-5 Note Distribution                             5.04166667                               665,500.00

6.     (a)  Class A-6 Note Interest Distribution                                                    449,533.33
       (b)  Class A-6 Note Principal Distribution                                                         0.00
            Aggregate Class A-6 Note Distribution                             5.10833333                               449,533.33

7.     (a)  Class A-7 Note Interest Distribution                                                    291,650.00
       (b)  Class A-7 Note Principal Distribution                                                         0.00
            Aggregate Class A-7 Note Distribution                             5.11666667                               291,650.00

8.     (a)  Class A-8 Note Interest Distribution                                                    441,291.67
       (b)  Class A-8 Note Principal Distribution                                                         0.00
            Aggregate Class A-8 Note Distribution                             5.19166667                               441,291.67

9.     (a)  Class A-9 Note Interest Distribution                                                    321,266.67
       (b)  Class A-9 Note Principal Distribution                                                         0.00
            Aggregate Class A-9 Note Distribution                             5.26666667                               321,266.67

10.    (a)  Class A-10 Note Interest Distribution                                                    345,041.67
       (b)  Class A-10 Note Principal Distribution                                                         0.00
            Aggregate Class A-10 Note Distribution                            5.30833333                               345,041.67

11.    (a)  Class B Certificate Interest Distribution                                                244,679.31
       (b)  Class B Certificate Principal Distribution                                                     0.00
            Aggregate Class B Certificate Distribution                        5.45000000                               244,679.31

12.  Servicer Payment
       (a)  Servicing Fee                                                                            275,520.52
       (b)  Reimbursement of prior Monthly Advances                                                  399,224.16
               Total Servicer Payment                                                                                  674,744.68

13.  Deposits to the Reserve Account                                                                                 1,085,032.67

Total Distribution Amount                                                                                          $24,624,278.60
                                                                                                               ===================

Reserve Account distributions:
-----------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                139,209.69
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                     945,822.98
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                            58,170.77
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                395,225.76
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                $1,538,429.20
                                                                                                               ===================


           INTEREST
-------------------------------

1.   Current Interest Requirement
       (a) Class A-1 Notes     @5.598%                                                                     0.00
       (b) Class A-2 Notes     @5.852%                                                                     0.00
       (c) Class A-3 Notes     @5.919%                                                               273,033.40
       (d) Class A-4 Notes     @6.020%                                                               366,216.67
       (e) Class A-5 Notes     @6.050%                                                               665,500.00
       (f) Class A-6 Notes     @6.130%                                                               449,533.33
       (g) Class A-7 Notes     @6.140%                                                               291,650.00
       (h) Class A-8 Notes     @6.230%                                                               441,291.67
       (i) Class A-9 Notes     @6.320%                                                               321,266.67
       (j) Class A-10 Notes    @6.370%                                                               345,041.67
                     Aggregate Interest on Notes                                                                     3,153,533.40
       (k) Class B Certificate @6.540%                                                                                 244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                                0.00
        (b) Class A-2 Notes                                                                                0.00
        (c) Class A-3 Notes                                                                                0.00
        (d) Class A-4 Notes                                                                                0.00
        (e) Class A-5 Notes                                                                                0.00
        (f) Class A-6 Notes                                                                                0.00
        (g) Class A-7 Notes                                                                                0.00
        (h) Class A-8 Notes                                                                                0.00
        (i) Class A-9 Notes                                                                                0.00
        (j) Class A-10 Notes                                                                               0.00
        (k) Class B Certificates                                                                           0.00

3.   Total Distribution of Interest                                         Cost per $1000
                                                                            ----------------
        (a) Class A-1 Notes                                                   0.00000000                   0.00
        (b) Class A-2 Notes                                                   0.00000000                   0.00
        (c) Class A-3 Notes                                                   2.41622480             273,033.40
        (d) Class A-4 Notes                                                   5.01666667             366,216.67
        (e) Class A-5 Notes                                                   5.04166667             665,500.00
        (f) Class A-6 Notes                                                   5.10833333             449,533.33
        (g) Class A-7 Notes                                                   5.11666667             291,650.00
        (h) Class A-8 Notes                                                   5.19166667             441,291.67
        (i) Class A-9 Notes                                                   5.26666667             321,266.67
        (j) Class A-10 Notes                                                  5.30833333             345,041.67
                     Total Aggregate Interest on Notes                                                               3,153,533.40
        (k) Class B Certificates                                              5.45000000                               244,679.31



          PRINCIPAL
-------------------------------
                                                                            No. of Contracts
                                                                            ----------------
1.   Amount of Stated Principal Collected                                                          5,757,097.83
2.   Amount of Principal Prepayment Collected                                     492             12,974,261.73
3.   Amount of Liquidated Contract                                                21                 734,928.98
4.   Amount of Repurchased Contract                                                0                       0.00

       Total Formula Principal Distribution Amount                                                                  19,466,288.54

5.   Principal Balance before giving effect to Principal Distribution                          Pool Factor
                                                                                               -----------
        (a) Class A-1 Notes                                                                     0.0000000                    0.00
        (b) Class A-2 Notes                                                                     0.0000000                    0.00
        (c) Class A-3 Notes                                                                     0.4898580           55,353,958.92
        (d) Class A-4 Notes                                                                     1.0000000           73,000,000.00
        (e) Class A-5 Notes                                                                     1.0000000          132,000,000.00
        (f) Class A-6 Notes                                                                     1.0000000           88,000,000.00
        (g) Class A-7 Notes                                                                     1.0000000           57,000,000.00
        (h) Class A-8 Notes                                                                     1.0000000           85,000,000.00
        (i) Class A-9 Notes                                                                     1.0000000           61,000,000.00
        (j) Class A-10 Notes                                                                    1.0000000           65,000,000.00
        (k) Class B Certificates                                                                1.0000000           44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                  0.00
        (b) Class A-2 Notes                                                                                                  0.00
        (c) Class A-3 Notes                                                                                                  0.00
        (d) Class A-4 Notes                                                                                                  0.00
        (e) Class A-5 Notes                                                                                                  0.00
        (f) Class A-6 Notes                                                                                                  0.00
        (g) Class A-7 Notes                                                                                                  0.00
        (h) Class A-8 Notes                                                                                                  0.00
        (i) Class A-9 Notes                                                                                                  0.00
        (j) Class A-10 Notes                                                                                                 0.00
        (k) Class B Certificates                                                                                             0.00

7.   Principal Distribution                                                 Cost per $1000
                                                                            ----------------
        (a) Class A-1 Notes                                                   0.00000000                                     0.00
        (b) Class A-2 Notes                                                   0.00000000                                     0.00
        (c) Class A-3 Notes                                                  172.26804018                           19,466,288.54
        (d) Class A-4 Notes                                                   0.00000000                                     0.00
        (e) Class A-5 Notes                                                   0.00000000                                     0.00
        (f) Class A-6 Notes                                                   0.00000000                                     0.00
        (g) Class A-7 Notes                                                   0.00000000                                     0.00
        (h) Class A-8 Notes                                                   0.00000000                                     0.00
        (i) Class A-9 Notes                                                   0.00000000                                     0.00
        (j) Class A-10 Notes                                                  0.00000000                                     0.00
        (k) Class B Certificates                                              0.00000000                                     0.00

8.   Principal Balance after giving effect to Principal Distribution                           Pool Factor
                                                                                               -----------
        (a) Class A-1 Notes                                                                     0.0000000                    0.00
        (b) Class A-2 Notes                                                                     0.0000000                    0.00
        (c) Class A-3 Notes                                                                     0.3175900           35,887,670.38
        (d) Class A-4 Notes                                                                     1.0000000           73,000,000.00
        (e) Class A-5 Notes                                                                     1.0000000          132,000,000.00
        (f) Class A-6 Notes                                                                     1.0000000           88,000,000.00
        (g) Class A-7 Notes                                                                     1.0000000           57,000,000.00
        (h) Class A-8 Notes                                                                     1.0000000           85,000,000.00
        (i) Class A-9 Notes                                                                     1.0000000           61,000,000.00
        (j) Class A-10 Notes                                                                    1.0000000           65,000,000.00
        (k) Class B Certificates                                                                1.0000000           44,895,285.54



          POOL DATA
-------------------------------
                                                                                                  Aggregate
                                                                          No. of Contracts    Principal Balance
                                                                          ----------------    -----------------
1.   Pool Stated Principal Balance as of 8/31/98                                21,654          641,782,955.92

2.   Delinquency Information                                                                                      % Delinquent
                                                                                                                  ------------
              (a) 31-59 Days                                                      163             4,085,343.56       0.637%
              (b) 60-89 Days                                                      65              1,894,072.62       0.295%
              (c) 90-119 Days                                                     39              1,195,030.86       0.186%
              (d) 120 Days +                                                      176             5,035,422.59       0.785%


3.   Contracts Repossessed during the Due Period                                  16                963,073.84

4.   Current Repossession Inventory                                               35              1,580,956.61

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                 21                734,928.98
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                  498,989.06
                                                                                            -------------------
       Total Aggregate Net Losses for the preceding Collection Period                                                  235,939.92

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                   1,861,350.19

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)            137                                2,092,277.99

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                           9.276%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                             119.818



       TRIGGER ANALYSIS
-------------------------------

1.   (a)  Average Delinquency Percentage                        1.455%
     (b)  Delinquency Percentage Trigger in effect ?                              NO

2.   (a)  Average Net Loss Ratio                                0.032%
     (b)  Net Loss Ratio Trigger in effect ?                                      NO
     (c)  Net Loss Ratio (using ending Pool Balance)            0.247%

3.   (a)  Servicer Replacement Percentage                       0.240%
     (b)  Servicer Replacement Trigger in effect ?                                NO



        MISCELLANEOUS
-------------------------------

1.   Monthly Servicing Fees                                                                                            275,520.52

2.   Servicer Advances                                                                                                 453,239.10

3.    (a)  Opening Balance of the Reserve Account                                                                   13,224,984.89
      (b)  Deposits to the Reserve Account                                                        1,085,032.67
      (c)  Investment Earnings in the Reserve Account                                                64,070.76
      (d)  Distribution from the Reserve Account                                                 (1,538,429.20)
      (e)  Ending Balance of the Reserve Account                                                                    12,835,659.12

4.   Specified Reserve Account Balance                                                                              12,835,659.12

5.    (a)  Opening Balance in the Pay-Ahead Account                                                                    569,017.29
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                            179,495.20
      (c)  Investment Earnings in the Pay-Ahead Account                                                   0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                          (157,201.85)
      (e)  Ending Balance in the Pay-Ahead Account                                                                     591,310.64

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